Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,250,045.09
Previously Paid Amount	0.18
Total Fee Amount	4,868.05
Total Offset Amount	0.00
Net Fee	$ 4,867.87